                                ACQUISITION NOTE


$10,000,000                                              Costa Mesa, California
                                                               October 28, 1999

         FOR VALUE RECEIVED, the undersigned, (herein collectively called "Borrower") promise to pay to the order of Comerica Bank-California, a California banking corporation (herein called "Bank") at its Office at 611 Anton Boulevard, Second Floor, Costa Mesa California, the indebtedness or so much of the sum of Ten Million Dollars ($10,000,000) as may from time to time have been advanced and then be outstanding hereunder and under Section 2.1a of the Loan & Security Agreement (Accounts and Inventory) dated October 20, 1998 among Borrower and Bank as amended as of October 28 , 1999 (as may be further amended, restated, supplemented or replaced from time to time "Agreement") together with interest thereon as set forth below.

         The principal indebtedness outstanding under this Note shall be repaid in sixty (60) successive monthly principal installments each equal to one sixtieth (1/60) of the principal amount of this Note outstanding on October 1, 2000, commencing on November 1, 2000 until October 1, 2005 when the entire unpaid balance of principal and interest thereon shall be due and payable.

         The indebtedness outstanding under this Note from time to time shall bear interest at a per annum rate equal to the Base Rate Option, the LIBOR Rate Option or the Fixed Rate as set forth in and subject to the terms of the Agreement. Upon the occurrence of any event of default hereunder or under the Agreement, interest shall accrue on the unpaid balance hereunder at the rate provided for in the Agreement. Interest shall be payable monthly on the unpaid principal balance from time to time outstanding commencing on the first day of the first month following the initial advance hereunder and on the first day of each month thereafter. Interest shall be computed on a daily basis using a year of 360 days for the actual number of days elapsed, and, in such computation, effect shall be given to any change in the interest rate resulting from a change in the Prime Rate on the date of such change in the Base Rate.

         This Note evidences borrowing under, is subject to, is secured pursuant to, shall be prepaid in accordance with, and may be matured under the terms of the Agreement, to which reference is hereby made. As additional security, Bank is granted a lien on all property and assets (including deposits and other credits) of Borrower at any time in possession or control of (or owing by) Bank for any purpose.

         All agreements between Borrower and Bank pertaining to the indebtedness described herein are expressly limited so that in no event whatsoever shall the amount of interest paid or agreed to be paid to Bank exceed the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of the Agreement, this Note or any other instrument securing this Note or all or any part of the indebtedness secured thereby, at the time performance of such provision shall be due, shall involve exceeding the interest limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, the obligation to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under such applicable law, and if, for any reason whatsoever, Bank shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal amount described herein or otherwise owed by Borrower to Bank, (whether or not then due and payable) and not to the payment of interest.


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         Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agree that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

         If the interest and principal hereof are not fully paid at maturity hereof (whether by demand or otherwise), Borrower shall pay the holder hereof all its reasonable costs of collection of said principal and interest including, but not limited to, reasonable attorney fees.

         THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS NOTE.

         Notwithstanding anything herein to the contrary, nothing shall limit any rights granted Bank by other instruments or by law.

         Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.


COMERICA BANK -  CALIFORNIA                  TROY GROUP, INC.


By:  Barbara D'Amato                         By:   /s/ Patrick J. Dirk
   ------------------------------               -----------------------------

Its:   Vice President                        Its:    Chairman and CEO
    -----------------------------                ----------------------------

                                             TROY SYSTEMS INTERNATIONAL, INC.


                                             By:   /s/ Patrick J. Dirk
                                                -----------------------------

                                             Its:    Chairman and CEO
                                                 ----------------------------

                                             TROY XCD, INC.


                                             By:   /s/ Patrick J. Dirk
                                                -----------------------------

                                             Its:    Chairman and CEO
                                                 ----------------------------